UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  November 12, 2021

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	NEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 8.01 is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information under Item 8.01 is incorporated herein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On November 12, 2021, NextEra Energy Partners, LP (NEP) and one of its indirect subsidiaries entered into an Early Call Option Exercise and Waiver Agreement with, among others, Western Renewables Partners LLC, a wholly owned subsidiary of a fund managed by Global Energy & Power Infrastructure II Advisors, LLC (BlackRock), to provide that the option (the NEP buyout right) to purchase from Western Renewables Partners LLC 100% of the non-controlling Class B interest (the Class B interest) in NEP Renewables, LLC (NEP Renewables), an indirect subsidiary of NEP, may be exercised early on November 19, 2021. Additionally, on November 12, 2021, an indirect subsidiary of NEP delivered the early call option notice to BlackRock exercising the NEP buyout right. The original issuance of the Class B interest in NEP Renewables to BlackRock was previously disclosed in NEP’s Current Report on Form 8-K dated December 20, 2018.

On November 18, 2021, BlackRock exercised its election to be paid in cash for 30% of the early call option purchase price upon closing of the NEP buyout right, which is expected to occur on November 19, 2021, at which time NEP will pay aggregate consideration of approximately $885 million to BlackRock, consisting of 7,253,580 NEP common units and approximately $265 million in cash. The NEP common units will be issued in reliance upon an exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and are being registered for resale pursuant to a registration statement to be filed with the SEC.

On November 18, 2021, NextEra Energy US Partners Holdings, LLC, a subsidiary of NEP, drew approximately $305 million under an existing revolving credit facility, of which approximately $265 million is expected to be used to fund the 30% cash portion of the early call option purchase price at the closing of the NEP buyout right described above. At November 18, 2021, approximately $658 million is outstanding under the revolving credit facility, after giving effect to the drawdown described herein.

The description of the amendment to the buyout right is qualified by reference to the Early Call Option and Waiver Agreement, dated as of November 12, 2021, a copy of which is filed as Exhibit 10 hereto and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10
Early Call Option Exercise and Waiver Agreement, dated as of November 12, 2021, by and among NEP Renewables Holdings, LLC, a Delaware limited liability company, Global Energy & Power Infrastructure II Advisors, L.L.C., a Delaware limited liability company, Western Renewables Partners Holdings L.P., a Delaware limited partnership, Western Renewables Partners LLC, a Delaware limited liability company, and NextEra Energy Partners, LP, a Delaware limited partnership

101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 18, 2021

NEXTERA ENERGY PARTNERS, LP
(Registrant)

JAMES M. MAY
James M. May Controller and Chief Accounting Officer